Exhibit 10.9
Execution Copy
SUBORDINATION AGREEMENT
     This SUBORDINATION AGREEMENT is entered into as of September 15, 2006 (the “Subordination Agreement”), by and among Robert W. Lackey (“Lackey”), as collateral agent (in such capacity, the “Agent”) for Lackey, Robert W. Lackey, Jr., Imagine One Resources, LLC, a North Carolina limited liability company, RWL Corporation, a North Carolina corporation and R.L. Products Corporation, a Georgia corporation (together with Lackey, Robert W. Lackey, Jr., Image One Resources, LLC and RWL Corporation, the “Junior Lender”), whose address is 420 Third Avenue NW, Hickory, NC 28603, THE FROST NATIONAL BANK, a national banking association (the “Senior Lender”), whose address is 100 W. Houston Street, San Antonio, Texas 78205, Trade Source International, Inc., a Delaware corporation (“TSI”), MARKETING IMPRESSIONS, INC., a Georgia Corporation (“MI”), Prime/Home Impressions, LLC, a North Carolina limited liability company (“PHI”), and Craftmade International, Inc., a Delaware corporation (“Craftmade”), whose address is 650 South Royal Lane, Suite 100, Coppell, Texas 75019.
RECITALS:
     A. Craftmade, TSI and Lackey are parties to a Stock Purchase Agreement, dated as of even date herewith (as amended, modified or supplemented from time to time, the “Stock Purchase Agreement”), pursuant to which TSI is (i) purchasing all of Lackey’s interest in MI, (ii) purchasing certain intellectual property from Lackey, RWL Corporation and R.L. Products Corporation, (iii) entering into a non-competition agreement with, and purchasing the goodwill of, each of Lackey and Robert W. Lackey, Jr. and (iv) entering into a consulting agreement with Image One Resources, LLC, all upon the terms and conditions set forth therein. The Stock Purchase Agreement provides that the purchase price for all the assets listed in clauses (i) through (iv) above will be paid partially at the closing, with the remainder to be paid through an earn-out over time as provided for therein.
     B. TSI and MI each owns a 50% membership interest in PHI and, subsequent to the acquisition of MI, TSI will directly or indirectly own all of the membership interests of PHI.
     C. TSI, MI, PHI and Agent have entered into a Partially Subordinate Security Agreement of even date herewith wherein each of TSI, MI and PHI (collectively, the “Pledgors”) granted a security interest in the collateral described in such Partially Subordinated Security Agreement (such collateral hereinafter referred to as the “Junior Lender Collateral”) in favor of the Agent, for the benefit of the Junior Lender, to secure the obligations of TSI and Craftmade under the Stock Purchase Agreement (such obligations hereinafter referred to as the “Stock Purchase Debt”).
     D. The Senior Lender has a security interest in TSI’s accounts and inventory and all products and proceeds of such collateral (including, without limitation, insurance payable by reason of loss or damage to the foregoing collateral) (collectively, the “TSI Collateral”), and TSI has agreed not to grant any further security interests in the TSI Collateral (as used herein, “accounts” and “inventory” have the meanings given to such terms in the Texas Business and Commerce Code as in effect in the State of Texas on the date of this Subordination or as it may hereafter be amended from time to time).

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     E. The Junior Lender and TSI desire that the Senior Lender consent to the grant of a security interest in the TSI Collateral in favor of the Junior Lender, and the Senior Lender is willing to grant such consent on the terms hereinafter set forth.
     F. PHI intends to grant to the Junior Lender a security interest is PHI’s accounts and inventory and all products and proceeds of such collateral (including, without limitation, insurance payable by reason of loss or damage to the foregoing collateral) (collectively, the “PHI Collateral”).
     NOW, THEREFORE, in consideration of the granting of such consent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, on behalf of the Junior Lender, the Pledgors and Craftmade hereby agree with the Senior Lender as follows:
AGREEMENTS:
     1. Subordination; Consent; Estimated Acceleration Amount Payment Extension.
          1.1 The Junior Lender hereby subordinates (i) the priority of Junior Lender’s security interest in the TSI Collateral to the priority of the security interest of Senior Lender in the TSI Collateral and (ii) the priority of Junior Lender’s security interest in the PHI Collateral to the priority of any security interest, whenever created, of the Senior Lender in the PHI Collateral. The Junior Lender’s subordination as set forth in the foregoing sentence in favor of Senior Lender shall be irrespective of the time, order or method of attachment or perfection of the security interests granted in favor of such parties or the time or order of filing or recording of financing statements. The Senior Lender hereby consents to (i) TSI granting a security interest in the TSI Collateral in favor of the Junior Lender and (ii) PHI granting a security interest in the PHI Collateral in favor of the Junior Lender.
          1.2 Notwithstanding anything in Section 2.06(b) of the Stock Purchase Agreement to the contrary, if (i) Lackey has elected to accelerate the amounts due under the Stock Purchase Agreement based on the occurrence of the triggering event described in Section 2.06(a)(ii) of the Stock Purchase Agreement and (ii) at the time Lackey elects to cause such acceleration, Craftmade has failed to pay when due any part of the principle or interest due to Senior Lender under the Amended and Restated Loan Agreement dated October 31, 2005 between Craftmade and Senior Lender (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) and such failure is then continuing, the Junior Lender hereby agrees that (y) TSI and Craftmade shall have 90 days, rather than 30 days, from the date of the notice described in Section 2.06(a) of the Stock Purchase Agreement to pay the Estimated Acceleration Amount and (z) the automatic release of the obligations of Lackey and Robert W. Lackey, Jr. under the Shareholder Non-Competition Agreement (as defined in the Stock Purchase Agreement) and the RLJ Non-Competition Agreement (as defined in the Stock Purchase Agreement), respectively, and the automatic release of the obligations of Imagine One Resources, LLC under the Consulting Agreement (as defined in the Stock Purchase Agreement) shall occur if TSI and Craftmade have not paid such Estimated Acceleration Amount within 105 days, rather than 45 days, of the date of the notice described in Section 2.06(a) of the Stock Purchase Agreement. TSI shall provide the Junior Lender and Senior Lender with notice of any payment default under the Loan Agreement or the Stock Purchase Agreement. The Senior

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Lender shall provide the Junior Lender with notice of any payment default under the Loan Agreement and, if the Senior Lender has provided such notice to the Junior Lender, the Junior Lender shall thereafter provide the Senior Lender with notice of any payment default and of any acceleration of amounts due under the Stock Purchase Agreement.
          1.3 TSI will promptly deliver to the Senior Lender a certified copy of the Stock Purchase Agreement, as well as certified copies of all other agreements, instruments and documents executed in connection therewith. The Senior Lender hereby agrees to keep all such documents confidential and not to disclose such documents to any third party except for disclosures made in the ordinary course of the Senior Lender’s business or as required by law.
          1.4 The parties acknowledge that the description of the collateral contained in Section 1(c) of the Security Agreement dated November 6, 2001 between TSI and the Senior Lender contains the phrase “and any property, securities, guaranties or monies of [TSI] which may at any time come into the possession of the [Senior Lender]” and that any security agreement between PHI and the Senior Lender may contain the same phrase. The Senior Lender hereby subordinates (i) the priority of the security interest, if any, in the equipment and general intangibles of TSI, whether created by such phrase or otherwise, in favor of the Senior Lender to the priority of the Junior Lender’s security interest in the Junior Lender Collateral and (ii) the priority of the security interest, if any, whenever created, in the equipment and general intangibles of PHI, whether created by such phrase or otherwise, in favor of the Senior Lender to the priority of the Junior Lender’s security interest in the Junior Lender Collateral. The Junior Lender hereby subordinates (i) the priority of the Junior Lender’s security interest in the Junior Lender Collateral to the security interest, if any, in any property, securities, guaranties or monies of TSI except equipment and general intangibles created by such phrase in favor of the Senior Lender and (ii) the priority of the Junior Lender’s security interest in the Junior Lender Collateral to the security interest, if any, in any property, securities, guaranties or monies of PHI except equipment and general intangibles created by such phrase in favor of the Senior Lender in any security agreement between PHI and the Senior Lender.
          1.5 The Junior Lender hereby agrees to include the following notice in any financing statement its files covering the Junior Lender Collateral:
“The security interest described herein is subject to the terms and conditions of the Subordination Agreement dated September 15, 2006 between the debtor, the secured party and The Frost National Bank, San Antonio, Texas.”
     2. Further Agreement. The Junior Lender agrees that the Senior Lender, at any time and from time to time hereafter, may enter into such agreements with Craftmade, any Pledgor or any guarantor of any of the indebtedness now or at any time hereafter owing by Craftmade or any of the Pledgors to the Senior Lender, whether absolute or contingent, direct or indirect and howsoever evidenced, including, but not limited to, all pre-petition and post-petition interest thereon, fees, expenses and all other demands, claims, liabilities or causes of action for which Craftmade or any of the Pledgors may now or at any time or times hereafter in any way be liable to the Senior Lender, whether under any agreement, instrument or document executed and delivered or made by Craftmade or any of the Pledgors to the Senior Lender or otherwise, including any refinancings thereof (collectively, the “Senior Debt”) as the Senior Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all

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or any of the Senior Debt, and may release any balance of funds of Craftmade, any Pledgor or any guarantor of the Senior Debt with the Senior Lender, without notice to the Junior Lender and without in any way impairing or affecting this Subordination Agreement.
     3. Continuing Agreement. This Subordination Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Junior Lender and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Senior Lender, its successors and assigns until all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. The Senior Lender may continue, without notice to the Junior Lender, to lend monies, extend credit and make other accommodations to or for the account of Craftmade on the faith hereof.
     4. No Reliance. The Junior Lender hereby assumes responsibility for keeping itself informed of the financial condition of Craftmade and the Pledgors, any and all endorsers and any and all guarantors of the Senior Debt, and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt that diligent inquiry would reveal, and the Junior Lender hereby agrees that the Senior Lender shall have no duty to advise the Junior Lender of information known to the Senior Lender regarding such condition or any such circumstances or to undertake any investigation. If the Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Junior Lender, the Senior Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Junior Lender on any subsequent occasion.
     5. Senior Lender’s Duty Limited. The rights granted to the Senior Lender in this Subordination Agreement are solely for its protection and nothing herein contained imposes on the Senior Lender any duties with respect to any property of either Craftmade or the Pledgors beyond the duty to exercise reasonable care in the custody and preservation of such property while in the Senior Lender’s possession. The Senior Lender shall have no duty to preserve rights against prior parties on any instrument or chattel paper received from Craftmade or any Pledgor as collateral security for the Senior Debt or any portion thereof.
     6. No Marshalling. The Junior Lender, on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights, if any, to require a marshalling of Craftmade’s or any Pledgor’s assets by the Senior Lender or to require that the Senior Lender first resort to some or any portion of any collateral for the Senior Debt before foreclosing upon, selling or otherwise realizing on any other portion thereof.
     7. Waiver In Writing. No waiver shall be deemed to be made by any party hereto of any of its rights hereunder unless the same shall be in writing signed on behalf of such party and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of such party.
     8. Choice Of Law. This Subordination Agreement shall be governed and controlled by the internal laws of the State of Texas.
     9. WAIVER OF JURY TRIAL. THE JUNIOR LENDER AND THE SENIOR LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY

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WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS SUBORDINATION AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE ENTERING INTO OF THIS SUBORDINATION AGREEMENT.
     10. Counterparts. This Subordination Agreement may be executed in one or more counterparts (including by means of facsimile or electronic mail), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     11. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing, and shall be deemed to be given or delivered when actually received by the party to whom directed, or, if earlier and regardless of whether actually received, upon deposit in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, addressed to the party to whom directed at its address set forth below or at such other address as such party may have specified previously by notice actually received by the other party:

If to Junior Lender:	Robert W. Lackey, as Agent
420 Third Avenue NW
Hickory, North Carolina 28603

If to Senior Lender:	The Frost National Bank
P.O. Box 1600
San Antonio, Texas 78296
Attn: Mike Randall, Executive Vice President
     12. Additional Agreements of Craftmade and Pledgors.
          12.1 Craftmade and Pledgors hereby acknowledge, consent and agree to the terms and provisions of this Subordination Agreement and agree not to take any action in contravention of the terms hereof. Craftmade and Pledgors will give the Senior Lender notice of any suit or action brought in violation of this Subordination Agreement.
          12.2 Craftmade and Pledgors represent and warrant to the Senior Lender that no Stock Purchase Debt default exists and agree to promptly provide the Senior Lender with written notice of any Stock Purchase Debt default.
          12.3 A default or violation of any of the provisions of this Subordination Agreement by Craftmade or the Pledgors shall constitute a default or event of default under the Loan Agreement.
     13. FORUM. TO INDUCE THE SENIOR LENDER TO ACCEPT THIS SUBORDINATION AGREEMENT, THE JUNIOR LENDER IRREVOCABLY AGREES THAT, SUBJECT TO THE SENIOR LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS SUBORDINATION AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF SAN ANTONIO, STATE

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OF TEXAS. THE JUNIOR LENDER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. THE JUNIOR LENDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE JUNIOR LENDER BY THE SENIOR LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

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     IN WITNESS WHEREOF, the Agent, on behalf of the Junior Lender, the Senior Lender, Pledgors and Craftmade have executed this Subordination Agreement as of the date set forth above.

JUNIOR LENDER:

By:	/s/ Robert W. Lackey
Robert W. Lackey, as Agent

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SENIOR LENDER:

THE FROST NATIONAL BANK, a national banking association
By:	/s/ Mike Randall
Mike Randall, Senior Vice President

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CRAFTMADE:

CRAFTMADE INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Brad Heimann Brad Heimann, President

PLEDGORS:

TRADE SOURCE INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Brad Heimann

Brad Heimann, President

MARKETING IMPRESSIONS, INC.,
a Georgia corporation

By:	/s/ Brad Heimann

Name:	Brad Heimann
Title:	President

PRIME/HOME IMPRESSIONS, LLC,
a North Carolina limited liability company

By:	Trade Source International, a

Delaware Corporation, its Manager

By:	/s/ Brad Heimann

Name:	Brad Heimann
Title:	President
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